Aston Funds

Supplement dated June 24, 2011

to the Statement of Additional Information dated March 1, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the SAI and should be retained and read in conjunction with the SAI. Keep it for future reference.

All Funds

Effective as of June 30, 2011 the following information replaces the first paragraph under the “Disclosure of Portfolio Holdings” section on page 122 of the Statement of Additional Information:

Except for ASTON/Neptune International Fund and ASTON/TAMRO Small Cap Fund, each Fund’s portfolio holdings as of the end of each calendar month are generally posted on the Funds’ website, www.astonfunds.com, on or about the fifteenth day after the month-end. Portfolio holdings for ASTON/Neptune International Fund are made available as of the end of each calendar quarter and are generally posted on the Funds’ website on or about the thirtieth day after the quarter end. Portfolio holdings for ASTON/TAMRO Small Cap Fund are made available as of the end of each calendar quarter and are generally posted on the Funds’ website on or about the fifteenth day after the quarter-end. Portfolio holdings information is made available to investors and to Intermediaries selling Fund shares only after its public disclosure.

CHANGE IN SUBADVISER

Fortis Investment Management USA, Inc. (“FIMUSA”), the subadviser to ASTON/Fortis Real Estate Fund (the “Fund”), has provided notice of termination of the Sub-Investment Advisory Agreement between FIMUSA and Aston Asset Management, LP effective as of June 30, 2011 (the “Effective Date”). Harrison Street Securities, LLC (“HSS”) has been appointed as the new subadviser to the Fund as of the Effective Date, and the Fund intends to change its name to ASTON/Harrison Street Real Estate Fund as of the Effective Date.

As of the Effective Date, the following information replaces the information in the Statement of Additional Information on pages 91, 92 and 111 relating to the Fund’s subadviser and portfolio managers:

Harrison Street Securities, LLC (“HSS”)

HSS is the subadviser to ASTON/Harrison Street Real Estate Fund. HSS is majority owned by HS Securities Holdings, LLC. The controlling members and managers of HS Securities Holdings, LLC are Christopher Merrill, Christopher Galvin and Michael Galvin. HSS is located at 71 South Wacker Drive, Suite 3575, Chicago, IL 60606.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of May 31, 2011.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
Reagan A. Pratt ¹
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	2	$437	1	$433
Other Accounts	1	$<1	0	N/A

James H. Kammert ¹
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	2	$437	1	$433
Other Accounts	1	$<1	0	N/A

¹Messrs. Pratt and Kammert are responsible for the management of the North American assets of the Other Pooled Investment Vehicles and Other Accounts. Their managed portion is represented above.

Compensation. Messrs. Pratt and Kammert are principals in the business of HSS. Both Mr. Pratt and Mr. Kammert receive a base salary and participate in profits of HSS. All of their compensation is tied to the success of HSS.

Material Conflicts of Interest. The portfolio managers manage multiple accounts, including the Fund. The portfolio managers make decisions for each account based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase securities for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. A portfolio manager may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. HSS has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, although there is no assurance that such policies and procedures will adequately address such conflicts.

Ownership of Securities. The table below shows the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio managers as of May 31, 2011.

	Portfolio Manager	Dollar Range of Securities in the Fund
ASTON/Harrison Street Real Estate Fund	Reagan A. Pratt	$0

	James H. Kammert	$0

For more information, please call Aston Funds: 800 992-8151 or visit our Web site at www.astonfunds.com